SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934.
Date of Report (Date of Earliest Event Reported): May 25, 2006
THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-14260	65-0043078

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
621 NW 53rd Street, Suite 700, Boca Raton, Florida 33487

(Address of Principal Executive Offices) (Zip Code)
(Registrant’s Telephone Number, Including Area Code) (561) 893-0101

(Former Name or Former Address, if Changed since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01 Other Events.
On May 25, 2006, The GEO Group, Inc. (“GEO”) issued a press release announcing that it plans to offer 3,000,000 shares of its common stock in an underwritten public offering (the “Offering”) pursuant to a shelf registration statement previously filed with the Securities and Exchange Commission (the “SEC”). On the same day, GEO filed a prospectus supplement relating to the Offering with the SEC. The text of the press release is attached as Exhibit 99.1 hereto.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
c) Exhibits

99.1	Press Release of GEO, dated May 25, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.
Date: June 1, 2006	By:	/s/ John G. O'Rourke
John G. O'Rourke
Senior Vice President -- Finance and Chief Financial Officer (Principal Financial Officer and duly authorized signatory)

3